STATEMENT OF ADDITIONAL INFORMATION

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND

                                 AUGUST 1, 2000
                            (REVISED AUGUST 15, 2000)

                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          312 WALNUT STREET, 21ST FLOOR
                             CINCINNATI, OHIO 45202
                            TELEPHONE 1-800-443-4249


                                TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES............................................ 2
DESCRIPTION OF BOND RATINGS................................................... 4
INVESTMENT LIMITATIONS........................................................ 7
TRUSTEES AND OFFICERS......................................................... 8
INVESTMENT ADVISER............................................................12
ADMINISTRATOR.................................................................13
DISTRIBUTOR...................................................................14
OTHER SERVICES................................................................14
BROKERAGE.....................................................................14
SPECIAL SHAREHOLDER SERVICES..................................................15
PURCHASE OF SHARES............................................................17
REDEMPTION OF SHARES..........................................................18
NET ASSET VALUE DETERMINATION.................................................18
ALLOCATION OF TRUST EXPENSES..................................................18
ADDITIONAL TAX INFORMATION....................................................19
CAPITAL SHARES AND VOTING.....................................................20
CALCULATION OF PERFORMANCE DATA...............................................21
FINANCIAL STATEMENTS AND REPORTS..............................................23

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of both The Jamestown Balanced Fund and The Jamestown Equity Fund (the "Funds") dated August 1, 2000. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

                       INVESTMENT OBJECTIVES AND POLICIES

All information contained herein applies to both The Jamestown Balanced Fund (the "Balanced Fund") and The Jamestown Equity Fund (the "Equity Fund") unless otherwise noted.

The investment objectives and policies of the Funds are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.

U.S. GOVERNMENT SECURITIES. The Balanced Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The Balanced Fund does not intend to invest in "zero coupon" Treasury securities. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The U.S. Government does not guarantee premiums and market value of U.S. Government Securities.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (NRSRO) or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Balanced Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Balanced Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

HEDGING TECHNIQUES
------------------

Unless otherwise indicated, each Fund may invest in the following derivative securities to seek to hedge all or a portion of its assets against market value changes resulting from changes in securities prices. Hedging is a means of attempting to offset, or neutralize, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the hedging strategy.

WRITING COVERED CALL OPTIONS. The Funds may write covered call options on equity securities to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

The writing of covered call options is a conservative investment technique which the Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

Each Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, the Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

WRITING COVERED PUT OPTIONS. Each Fund may write covered put options on equity securities to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. Each Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Funds may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Funds in using the option strategies described above depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser's ability to select the proper time, type and duration of the options.

The Funds' ability to establish and close out positions in options will be subject to the existence of a liquid secondary market. Although the Funds generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Balanced Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Funds have adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Funds. A "majority" for this purpose, means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, each Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its

     Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus under "Investment Objectives, Investment Policies and Risk Considerations";

(6) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Funds may invest in repurchase agreements;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors); or

(12) Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (the first restriction in the Prospectus) each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 8, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

The Board of Trustees supervises the activities of the Williamsburg Investment Trust (the "Trust"). Following are the Trustees and executive officers of the Trust, their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 2000:

Name, Position,                                Principal Occupation                  Compensation
Age  and Address                               During Past 5 Years                   From the Trust
------------------                             --------------------                  ---------------
Austin Brockenbrough III (age 63)              President and Managing Director           None
Trustee**                                      of Lowe, Brockenbrough & Company,
President                                      Inc., Richmond, Virginia;
The Jamestown International Equity Fund        Director of Tredegar Industries,
The Jamestown Tax Exempt Virginia Fund         Inc. (plastics manufacturer) and
6620 West Broad Street                         Wilkinson O'Grady & Co. Inc.
Suite 300                                      (global asset manager); Trustee
Richmond, Virginia  23230                      of University of Richmond

John T. Bruce (age 46)                         Principal of Flippin, Bruce &             None
Trustee and Chairman**                         Porter, Inc., Lynchburg, Virginia
Vice President
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (age 63)              Physician of Dermatology                  $12,500
Trustee**                                      Associates of Virginia, P.C.,
931 Broad Street Road                          Richmond, Virginia
Manakin Sabot, Virginia 23103

J. Finley Lee (age 60)                         Julian Price Professor Emeritus           $12,500
Trustee                                        of Business Administration
614 Gristmill Lane                             University of North Carolina,
Chapel Hill, North Carolina 27514              Chapel Hill, North Carolina;
                                               Director of Montgomery Indemnity
                                               Insurance Co.; Trustee of
                                               Albemarle Investment Trust
                                               (registered investment company)

                                       10

Richard Mitchell (age 51)                      Principal of T. Leavell &                 None
Trustee**                                      Associates, Inc., Mobile,
President                                      Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

Richard L. Morrill (age 61)                    Chancellor of University of               $12,500
Trustee                                        Richmond, Richmond, Virginia;
University of Richmond                         Director of Tredegar Industries,
G19 Boatright Library                          Inc. (plastics manufacturer)
Richmond, Virginia 23173


Harris V. Morrissette (age 40)                 President of Marshall Biscuit             $12,500
Trustee                                        Co. Inc., Chairman of Azalea
1500 S. Beltline Hwy.                          Aviation, Inc. (airplane fueling)
Mobile, Alabama 36693

Erwin H. Will, Jr. (age 67)                    Chief Investment Officer of               $12,500
Trustee                                        Virginia Retirement System,
1200 East Main Street                          Richmond, Virginia
Richmond, Virginia 23219

Samuel B. Witt III (age 64)                    Senior Vice President and General         $13,500
Trustee                                        Counsel of Stateside Associates,
2300 Clarendon Blvd.                           Inc., Arlington, Virginia;
Suite 407                                      Director of The Swiss Helvetia
Arlington, Virginia 22201                      Fund, Inc. (closed-end investment
                                               company)

John P. Ackerly IV (age 37)                    Portfolio Manager of Davenport &          None
Vice President                                 Company LLC, Richmond, Virginia.
The Davenport Equity Fund
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Joseph L. Antrim III (age 55)                  Executive Vice President of               None
President                                      Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

                                       11

Daniel J. Simonson (age 36)                    Fund Accounting Manager of                None
Treasurer                                      Integrated Fund Services, Inc.
312 Walnut Street, 21st Floor                  (registered transfer agent and
Cincinnati, Ohio 45202                         administrator of the Trust),
                                               Cincinnati, Ohio

Charles M. Caravati III (age 34)               Assistant Portfolio Manager of            None
Vice President                                 Lowe, Brockenbrough & Company,
The Jamestown Balanced Fund                    Inc., Richmond, Virginia
The Jamestown Equity Fund
The Jamestown International Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 58)                       Principal of Flippin, Bruce &             None
President                                      Porter, Inc., Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 47)                     Principal of T. Leavell &                 None
Vice President                                 Associates, Inc., Mobile,
The Alabama Tax Free Bond Fund                 Alabama
600 Luckie Drive
Luckie Building, Suite 305
Birmingham, Alabama 35223

Tina D. Hosking (age 31)                       Vice President and Associate              None
Secretary                                      General Counsel of Integrated
312 Walnut Street, 21st Floor                  Fund Services, Inc. and of IFS
Cincinnati, Ohio 45202                         Fund Distributors, Inc.
                                               (registered broker-dealer and
                                               the Funds' principal underwriter),
                                               Cincinnati, Ohio

J Lee Keiger III (age 45)                      First Vice President and Chief            None
Vice President                                 Financial Officer of Davenport &
The Davenport Equity Fund                      Company LLC, Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter III (age 59)                 Principal of Flippin, Bruce &             None
Vice President                                 Porter, Inc., Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

                                       12

Henry C. Spalding, Jr. (age 62)                Executive Vice President of               None
President                                      Lowe, Brockenbrough & Company,
The Jamestown Balanced Fund                    Inc., Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

Connie R. Taylor (age 49)                      Administrator of Lowe,                    None
Vice President                                 Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                    Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Beth Ann Walk (age 41)                         Portfolio Manager of Lowe,                None
Vice President                                 Brockenbrough & Company, Inc.,
The Jamestown Tax Exempt Virginia Fund         Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 54)                   President and Chief Executive             None
Vice President                                 Officer of  Davenport & Company
The Davenport Equity Fund                      LLC, Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219
-----------------------------

** Indicates that Trustee is an Interested Person for purposes of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs.  Lee,  Morrill,  Morrissette,  Will  and  Witt  constitute  the  Trust's
Nominating Committee. Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 7, 2000, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1.26% of the then-outstanding shares of the Balanced Fund and less than 1% of the then-outstanding shares of the Equity Fund. As of that same date, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned of record 10.08% of the then-outstanding shares of the Balanced Fund. Also as of that same date Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned of record 11.51% and John M. Street and Joanne N. Street, 315 Cheswick Lane, Richmond, VA 23229, owned of record 6.06% of the then-outstanding shares of the Equity Fund.

                               INVESTMENT ADVISER

Lowe, Brockenbrough & Company, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until February 28, 2001 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2000, 1999 and 1998, the Balanced Fund paid the Adviser advisory fees of $759,276, $680,064 and $561,887, respectively.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $500 million, 0.65%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2000, 1999 and 1998, the Equity Fund paid the Adviser advisory fees of $436,091, $361,874 and $259,757, respectively.

The Adviser, organized as a Virginia corporation in 1970, is controlled by its sole shareholder, Austin Brockenbrough III. In addition to acting as Adviser to the Funds, the Adviser serves as investment Adviser to two additional investment companies, the subjects of separate prospectuses, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

Prior to December 1, 1998, Tattersall Advisory Group, Inc. (the "Sub-Adviser") was responsible for supervising the Balanced Fund's fixed income investments pursuant to a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust. Compensation of the Sub-Adviser was paid by the Adviser (not the Balanced
Fund) in the amount of $5,000 per year.

                                  ADMINISTRATOR

The Fund has retained Integrated Fund Services, Inc., (the "Administrator") P.O. Box 5354, Cincinnati, Ohio 45201 to provide administrative, pricing, accounting, dividend, disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, each Fund pays the Administrator a fee at the annual rate of 0.18% of the average value of its daily net assets up to $25,000,000, 0.155% of such assets from $25,000,000 to $50,000,000 and 0.13% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $2,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

For the fiscal years ended March 31, 2000, 1999 and 1998, the Administrator received fees of $193,587, $175,782 and $148,539, respectively, from the Balanced Fund and $119,167, $102,461 and $76,276, respectively, from the Equity Fund.

                                   DISTRIBUTOR

IFS Fund Distributors, Inc. (the "Distributor"), 312 Walnut Street, Cincinnati, Ohio 45202, serves as principal underwriter for the Funds pursuant to an Underwriting Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years from the date of its execution, and for continuous one-year periods thereafter if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Underwriting Agreement will automatically terminate in the event of its assignment. Tina D. Hosking is an officer of both the Trust and the Distributor.

                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103 has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Funds' assets is Firstar Bank, N.A, 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions. The Trust has adopted a policy which prohibits the Adviser from effecting Fund portfolio transactions with broker-dealers which may be interested persons of either Fund, the Trust, any Trustee, officer or director of the Trust or its investment Advisers or any interested person of such persons.

The Balanced Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

For the fiscal years ended March 31, 2000, 1999 and 1998, the total amount of brokerage commissions paid by the Balanced Fund was $101,739, $150,621 and $91,394, respectively. For the fiscal years ended March 31, 2000, 1999 and 1998, the total amount of brokerage commissions paid by the Equity Fund was $93,495, $129,714 and $66,628, respectively.

While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of either Fund's brokerage commissions to persons or firms providing the Adviser with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

In order to reduce the total operating expenses of the Funds, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third party broker-dealer who is compensated through commission trades. Expenses reimbursed through the directed brokerage arrangement for the fiscal year ended March 31, 2000 were $24,000 for the Balanced Fund and $18,000 for the Equity Fund.

As of March 31, 2000, the Balanced Fund held securities issued by Merrill Lynch, Pierce, Fenner & Smith, Inc. (the market value of which was $261,687) and Goldman, Sachs & Co. (the market value of which was $889,675). Merrill Lynch, Pierce, Fenner & Smith, Inc. and Goldman, Sachs & Co. are two of the Trust's "regular broker-dealers" (as defined in the 1940 Act).

CODE OF ETHICS. The Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the Prospectus under the heading "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-443-4249, or by writing to:

                           The Jamestown Balanced Fund
                                       or
                            The Jamestown Equity Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Adviser or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to each Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

                            CAPITAL SHARES AND VOTING

The Funds are series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign
or retire and (2) any Trustee may be removed  with or without  cause at any time
(a) by a written instrument, signed by at lease two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Balanced Fund for the one year period ended March 31, 2000, for the five year period ended March 31, 2000, for the ten year period ended March 31, 2000 and for the period since inception (July 3, 1989) to March 31, 2000 are 15.90%, 17.88%, 13.12% and 12.50%, respectively. The average annual total return quotations for the Equity Fund for the one year period ended March 31, 2000, for the five year period ended March 31, 2000, and for the period since inception (December 1, 1992) to March 31, 2000 are 24.04%, 23.30% and 17.64%, respectively.

In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund and the Equity Fund for the 30 days ended March 31, 2000 were 1.92% and 0.08%, respectively.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Funds as of March 31, 2000, together with the report of the independent accountants thereon, are included on the following pages.

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 No-Load Funds

                                 ANNUAL REPORT
                                 March 31, 2000

                               Investment Adviser
                      Lowe, Brockenbrough & Company, Inc.
                               Richmond, Virginia

THE JAMESTOWN FUNDS

INVESTMENT ADVISER
Lowe, Brockenbrough & Company, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

ADMINISTRATOR
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

LETTER TO SHAREHOLDERS                                              MAY 19, 2000
================================================================================

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Report of the Jamestown Funds for the year ended March 31, 2000.

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2000, the Jamestown Balanced Fund produced a total return of 15.9% compared to the Lipper Balanced Index of 10.4%. The equity market was strong over the past twelve months, but volatility increased to historic highs as the market struggled between excellent corporate profit growth and rising interest rates. Technology stocks continued as the driving force behind the market advance with a 78.2% return over the past year. The Federal Reserve raised the Federal Funds rate five times during the past twelve months, and the Lehman Intermediate Bond Index only rose 2.1%.

The Jamestown Balanced Fund returned 18.2% on an annualized basis for the three years ended March 31, 2000, comparing favorably to the 15.6% return for the Lipper Balanced Index. For the five year period, the Fund generated a return of 17.8% versus 15.7% for the comparable Lipper Balanced Index.

The Fund grew in size to over $128 million in total net assets with 279 shareholders as of March 31, 2000.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2000, the Jamestown Equity Fund had a total return of 24.0%, outperforming the 19.3% return for the Lipper Large Cap Core Index and the 17.9% return for the S&P 500 Index. Over the twelve months, the equity market was driven by the 78.2% return generated by technology stocks. Capital Goods stocks slightly outpaced the S&P 500 with a gain of 19.2%, but all of the remaining major sectors underperformed the S&P 500. Despite very strong corporate earnings growth, the market became increasingly concerned about the Federal Reserve's desire to slow the economy by raising interest rates and volatility increased significantly.

The Jamestown Equity Fund returned 24.5% on an annualized basis for the three years ended March 31, 2000, versus 26.5% for the Lipper Large Cap Core Index. For the five year period, the Fund returned 23.3% as compared to 24.5% for the Index.

The Fund grew in size to over $77 million in total net assets with 361 shareholders as of March 31, 2000.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 2000, the Jamestown Tax Exempt Virginia Fund had a total return of 0.1%, compared to -0.2% for the Lipper Intermediate Municipal Fund Index and -0.1% for the Lehman Municipal Bond Index. Yields rose and prices dropped on municipal bonds as the Federal Reserve decided to raise the federal funds rate by 25 basis points five times over the past twelve months. As of March 31, 2000, this benchmark rate stood at 6.0%.

Some key characteristics of the Jamestown Tax Exempt Virginia Fund are as follows:

        Average Effective Maturity .............     7.6 years
        Average Effective Duration .............     5.9 years
        Average Weighted Coupon ................     5.31%
        SEC Yield ..............................     4.43%
        Average Credit Quality .................     AA

The Jamestown Tax Exempt Virginia Fund returned 4.3% on an annualized basis for the three years ended March 31, 2000, versus 4.4% for the comparable Lipper Intermediate Municipal Fund Index. For the five year period, the Jamestown Tax Exempt Virginia Fund generated an annualized return of 4.7%, as to compared to the 4.9% return for the Lipper Intermediate Municipal Fund Index.

The Jamestown Tax Exempt Virginia Fund grew in size to over $29 million in total net assets with 79 shareholders as of March 31, 2000.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ended March 31, 2000, the Jamestown International Equity Fund had a total return of 39.4%. This return compares favorably with the 36.9% return generated by the Lipper International Index and the 25.1% return of the Morgan Stanley EAFE Index. The period was characterized by a strong rebound in Japan and other Asian markets after the financial and economic crisis of late 1998. Most European markets lagged the Asian markets after several years of strong outperformance.

Throughout the year, the Fund benefited from a heavy weighting in telecommunication and technology companies. As was the case in domestic markets, shares of companies in the telecommunications and technology fields led the markets higher around the globe. Foreign markets also benefited from a strong economic rebound after the currency induced problems of 1998.

For the three years ended March 31, 2000, the Jamestown International Equity Fund returned 25.2% on an annualized basis, versus 17.8% for the comparable Lipper Index and 16.3% for the EAFE Index.

The Fund grew in size to over $85 million in total net assets with 292 shareholders as of March 31, 2000.

Thank you for your continued confidence in The Jamestown Funds.

                                   Sincerely,

                                   /s/ Austin Brockenbrough, III

                                   Austin Brockenbrough, III
                                   President
                                   Jamestown Tax Exempt Virginia Fund
                                   Jamestown International Equity Fund

                                   /s/ Henry C. Spalding, Jr.

                                   Henry C. Spalding, Jr.
                                   President
                                   Jamestown Balanced Fund
                                   Jamestown Equity Fund

                          The Jamestown Balanced Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/00
                                                             ------
The Jamestown Balanced Fund                                 $33,922
Standard & Poor's 500 Index                                 $60,176
Consumer Price Index                                        $13,290
--------------------------------------------------------------------------------

                      -------------------------------------
                           The Jamestown Balanced Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                      15.90%     17.88%         13.12%
                      -------------------------------------

              *Initial public offering of shares was July 3, 1989.

            Past performance is not predictive of future performance.


                            The Jamestown Equity Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
    Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/00
                                                             ------
The Jamestown Equity Fund                                   $32,944
Standard & Poor's 500 Index                                 $40,543
Consumer Price Index                                        $11,971
--------------------------------------------------------------------------------

                      -------------------------------------
                            The Jamestown Equity Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                      24.04%     23.30%         17.64%
                      -------------------------------------

            *Initial public offering of shares was December 1, 1992.

            Past performance is not predictive of future performance.

                     The Jamestown Tax Exempt Virginia Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Tax Exempt Virginia Fund, the Lipper Intermediate Municipal Fund Index and
                        the Lehman Municipal Bond Index

                                                              3/00
                                                             ------
The Jamestown Tax Exempt Virginia Fund                      $13,066
Lipper Intermediate Municipal Fund Index                    $12,619
Lehman Municipal Bond Index                                 $13,980
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown Tax Exempt Virginia Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       0.04%     4.74%          4.14%
                      -------------------------------------

            *Initial public offering of shares was September 1, 1993.

            Past performance is not predictive of future performance.


                     The Jamestown International Equity Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
              International Equity Fund and the Morgan Stanley EAFE Index

                                                              3/00
                                                             ------
The Jamestown International Equity Fund                     $19,478
Morgan Stanley EAFE Index                                   $15,517
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown International Equity Fund
                          Average Annual Total Returns

                           1 Year     Since Inception*
                           39.35%          18.12%
                      -------------------------------------

             *Initial public offering of shares was April 16, 1996.

            Past performance is not predictive of future performance.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000
================================================================================================================================
                                                                                                    Jamestown        Jamestown
                                                                  Jamestown        Jamestown        Tax Exempt     International
                                                                   Balanced          Equity          Virginia          Equity
                                                                     Fund             Fund             Fund             Fund
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
        Investments in securities:
                At acquisition cost ........................    $  86,007,684     $ 45,080,116     $ 29,189,683     $ 57,812,502
                                                                =============     ============     ============     ============
                At value (Note 1) ..........................    $ 127,621,603     $ 78,047,274     $ 29,010,792     $ 83,187,240
        Cash denominated in foreign currency (Note 5) ......               --               --               --        1,014,108
        Dividends receivable ...............................           40,485           33,484              854          228,963
        Interest receivable ................................          666,120               --          384,475            7,913
        Receivable for securities sold .....................               --               --          509,208        1,357,060
        Receivable for capital shares sold .................          369,902            3,000          400,000        3,000,244
        Receivable from Administrator ......................               --               --               --           38,875
        Other assets .......................................           11,555           24,227            2,067           29,543
                                                                -------------     ------------     ------------     ------------
                TOTAL ASSETS ...............................      128,709,665       78,107,985       30,307,396       88,863,946
                                                                -------------     ------------     ------------     ------------
LIABILITIES
        Bank overdraft .....................................               --               --               --          580,501
        Dividends payable ..................................           33,332            2,241           27,341               --
        Distributions payable ..............................          168,989          218,819               --               --
        Payable for securities purchased ...................               --               --        1,102,938        1,722,859
        Payable for capital shares redeemed ................          214,418           26,871           22,605          591,465
        Accrued investment advisory fees (Note 3) ..........           67,684           40,582            9,671           73,087
        Accrued administration fees (Note 3) ...............           16,910           10,743            3,565           12,390
        Net unrealized depreciation on forward foreign
                currency exchange contracts (Note 6) .......               --               --               --            4,317
        Other accrued expenses and liabilities .............            7,247               --            3,033           30,047
                                                                -------------     ------------     ------------     ------------
                TOTAL LIABILITIES ..........................          508,580          299,256        1,169,153        3,014,666
                                                                -------------     ------------     ------------     ------------
NET ASSETS .................................................    $ 128,201,085     $ 77,808,729     $ 29,138,243     $ 85,849,280
                                                                =============     ============     ============     ============
Net assets consist of:
        Paid-in capital ....................................    $  86,734,918     $ 44,951,824     $ 29,590,313     $ 54,126,327
        Accumulated net realized gains (losses) from
                security and foreign currency transactions .               --               --         (273,179)       6,391,613
        Distributions in excess of net realized gains ......         (147,752)        (110,253)              --               --
        Net unrealized appreciation (depreciation)
                on investments .............................       41,613,919       32,967,158         (178,891)      25,374,738
        Net unrealized depreciation on translation of
                assets and liabilities in foreign currencies               --               --               --          (43,398)
                                                                -------------     ------------     ------------     ------------
Net assets .................................................    $ 128,201,085     $ 77,808,729     $ 29,138,243     $ 85,849,280
                                                                =============     ============     ============     ============
Shares of beneficial interest outstanding (unlimited
        number of shares authorized, no par value) .........        6,466,082        2,990,536        2,975,269        4,772,780
                                                                =============     ============     ============     ============
Net asset value, offering price and redemption
        price per share (Note 1) ...........................    $       19.83     $      26.02     $       9.79     $      17.99
                                                                =============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2000
=================================================================================================================================
                                                                                                     Jamestown        Jamestown
                                                                   Jamestown        Jamestown        Tax Exempt     International
                                                                    Balanced          Equity          Virginia          Equity
                                                                      Fund             Fund             Fund             Fund
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
        Dividends ............................................    $    633,703     $    526,930     $  1,349,019     $    944,370
        Foreign withholding taxes on dividends ...............              --               --               --         (108,753)
        Interest .............................................       2,523,311          155,258           17,785          109,668
                                                                  ------------     ------------     ------------     ------------
                TOTAL INVESTMENT INCOME ......................       3,157,014          682,188        1,366,804          945,285
                                                                  ------------     ------------     ------------     ------------
EXPENSES
        Investment advisory fees (Note 3) ....................         759,276          436,091          110,838          660,974
        Administration fees (Note 3) .........................         193,587          119,167           41,496          147,384
        Custodian fees .......................................          14,992            8,496            4,362           82,536
        Registration fees ....................................          17,081           15,218            1,871           17,976
        Professional fees ....................................          13,945            8,326            8,326           11,946
        Pricing costs ........................................          10,220              777            7,969            9,481
        Trustees' fees and expenses ..........................           8,464            8,464            8,464            8,464
        Printing of shareholder reports ......................           5,858            6,419            3,694            5,344
        Other expenses .......................................           5,157            5,928            2,378            9,137
                                                                  ------------     ------------     ------------     ------------
                TOTAL EXPENSES ...............................       1,028,580          608,886          189,398          953,242
        Expenses reimbursed through a directed
                brokerage arrangement (Note 4) ...............         (24,000)         (18,000)              --               --
                                                                  ------------     ------------     ------------     ------------
                NET EXPENSES .................................       1,004,580          590,886          189,398          953,242
                                                                  ------------     ------------     ------------     ------------

NET INVESTMENT INCOME  (LOSS) ................................       2,152,434           91,302        1,177,406           (7,957)
                                                                  ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS AND FOREIGN CURRENCIES (Note 5)
        Net realized gains (losses) from:
                Security transactions ........................       4,813,070        2,953,963         (273,179)       9,161,355
                Foreign currency transactions ................              --               --               --           59,241
        Net change in unrealized appreciation/depreciation on:
                Investments ..................................      10,736,573       12,102,255         (842,700)      13,892,377
                Foreign currency translation .................              --               --               --          (48,490)
                                                                  ------------     ------------     ------------     ------------
NET REALIZED AND UNREALIZED
        GAINS (LOSSES) ON INVESTMENTS
        AND FOREIGN CURRENCIES ...............................      15,549,643       15,056,218       (1,115,879)      23,064,483
                                                                  ------------     ------------     ------------     ------------

NET INCREASE IN NET ASSETS
        FROM OPERATIONS ......................................    $ 17,702,077     $ 15,147,520     $     61,527     $ 23,056,526
                                                                  ============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================================================
                                                                         Jamestown                          Jamestown
                                                                       Balanced Fund                       Equity Fund
                                                              -------------------------------     -----------------------------
                                                                  Year              Year              Year             Year
                                                                 Ended             Ended             Ended            Ended
                                                                March 31,         March 31,         March 31,        March 31,
                                                                  2000              1999              2000             1999
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
        Net investment income ............................    $   2,152,434     $   2,044,580     $     91,302     $    194,305
        Net realized gains (losses) from
                security transactions ....................        4,813,070         1,234,403        2,953,963         (369,569)
        Net change in unrealized appreciation/depreciation
                on investments ...........................       10,736,573         4,507,324       12,102,255        5,043,678
                                                              -------------     -------------     ------------     ------------
Net increase in net assets from operations ...............       17,702,077         7,786,307       15,147,520        4,868,414
                                                              -------------     -------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
        From net investment income .......................       (2,152,434)       (2,047,558)         (91,302)        (198,327)
        From net realized gains from security transactions       (4,880,959)       (1,302,068)      (2,680,161)              --
                                                              -------------     -------------     ------------     ------------
Decrease in net assets from distributions
        to shareholders ..................................       (7,033,393)       (3,349,626)      (2,771,463)        (198,327)
                                                              -------------     -------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
        Proceeds from shares sold ........................        8,830,494        13,392,101        8,147,118       11,342,221
        Net asset value of shares issued in reinvestment
                of distributions to shareholders .........        6,724,517         3,140,088        2,521,395          171,755
        Payments for shares redeemed .....................      (10,826,415)       (9,573,352)      (8,651,809)      (4,982,200)
                                                              -------------     -------------     ------------     ------------
Net increase in net assets from capital share
         transactions ....................................        4,728,596         6,958,837        2,016,704        6,531,776
                                                              -------------     -------------     ------------     ------------

TOTAL INCREASE IN NET ASSETS .............................       15,397,280        11,395,518       14,392,761       11,201,863

NET ASSETS
        Beginning of year ................................      112,803,805       101,408,287       63,415,968       52,214,105
                                                              -------------     -------------     ------------     ------------
        End of year ......................................    $ 128,201,085     $ 112,803,805     $ 77,808,729     $ 63,415,968
                                                              =============     =============     ============     ============
CAPITAL SHARE ACTIVITY
        Sold .............................................          472,789           766,478          349,898          565,307
        Reinvested .......................................          346,587           178,274           98,084            8,737
        Redeemed .........................................         (579,486)         (554,334)        (372,354)        (248,873)
                                                              -------------     -------------     ------------     ------------
        Net increase in shares outstanding ...............          239,890           390,418           75,628          325,171
        Shares outstanding, beginning of year ............        6,226,192         5,835,774        2,914,908        2,589,737
                                                              -------------     -------------     ------------     ------------
        Shares outstanding, end of year ..................        6,466,082         6,226,192        2,990,536        2,914,908
                                                              =============     =============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=================================================================================================================================
                                                                      Jamestown Tax Exempt                   Jamestown
                                                                          Virginia Fund               International Equity Fund
                                                                  -----------------------------     -----------------------------
                                                                      Year             Year             Year             Year
                                                                     Ended            Ended            Ended            Ended
                                                                    March 31,        March 31,        March 31,        March 31,
                                                                      2000             1999             2000             1999
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
        Net investment income (loss) .........................    $  1,177,406     $    886,964     $     (7,957)    $    178,500
        Net realized gains (losses) from:
                Security transactions ........................        (273,179)          36,651        9,161,355        2,205,161
                Foreign currency transactions ................              --               --           59,241          (56,520)
        Net change in unrealized appreciation/depreciation on:
                Investments ..................................        (842,700)          81,607       13,892,377        1,511,375
                Foreign currency translation .................              --               --          (48,490)        (120,768)
                                                                  ------------     ------------     ------------     ------------
Net increase in net assets from operations ...................          61,527        1,005,222       23,056,526        3,717,748
                                                                  ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
        From net investment income ...........................      (1,177,406)        (886,964)        (176,037)        (238,226)
        From net realized gains from security transactions ...         (26,368)         (11,065)      (3,331,220)              --
                                                                  ------------     ------------     ------------     ------------
Decrease in net assets from distributions
        to shareholders ......................................      (1,203,774)        (898,029)      (3,507,257)        (238,226)
                                                                  ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
        Proceeds from shares sold ............................       8,385,959        8,922,497       90,812,642        9,046,185
        Net asset value of shares issued in reinvestment
                of distributions to shareholders .............         782,744          487,854        3,459,170          231,344
        Payments for shares redeemed .........................      (4,514,008)      (2,104,477)     (81,991,058)      (1,280,438)
                                                                  ------------     ------------     ------------     ------------
Net increase in net assets from
        capital share transactions ...........................       4,654,695        7,305,874       12,280,754        7,997,091
                                                                  ------------     ------------     ------------     ------------

TOTAL INCREASE IN NET ASSETS .................................       3,512,448        7,413,067       31,830,023       11,476,613

NET ASSETS
        Beginning of year ....................................      25,625,795       18,212,728       54,019,257       42,542,644
                                                                  ------------     ------------     ------------     ------------
        End of year ..........................................    $ 29,138,243     $ 25,625,795     $ 85,849,280     $ 54,019,257
                                                                  ============     ============     ============     ============
CAPITAL SHARE ACTIVITY
        Sold .................................................         851,453          871,702        5,427,637          673,952
        Reinvested ...........................................          79,693           47,603          230,579           17,619
        Redeemed .............................................        (462,080)        (206,362)      (4,847,275)        (102,274)
                                                                  ------------     ------------     ------------     ------------
        Net increase in shares outstanding ...................         469,066          712,943          810,941          589,297
        Shares outstanding, beginning of year ................       2,506,203        1,793,260        3,961,839        3,372,542
                                                                  ------------     ------------     ------------     ------------
        Shares outstanding, end of year ......................       2,975,269        2,506,203        4,772,780        3,961,839
                                                                  ============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Years Ended March 31,
                                                        --------------------------------------------------------------------------
                                                           2000            1999            1998            1997            1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $    18.12      $    17.38      $    15.17      $    14.77      $    12.76
                                                        ----------      ----------      ----------      ----------      ----------
Income from investment operations:
        Net investment income ......................          0.35            0.34            0.37            0.35            0.36
        Net realized and unrealized gains
                on investments .....................          2.49            0.95            4.31            1.45            2.50
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations ...................          2.84            1.29            4.68            1.80            2.86
                                                        ----------      ----------      ----------      ----------      ----------
Less distributions:
        Dividends from net investment income .......         (0.35)          (0.34)          (0.37)          (0.35)          (0.36)
        Distributions from net realized gains ......         (0.78)          (0.21)          (2.10)          (1.05)          (0.49)
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions ................................         (1.13)          (0.55)          (2.47)          (1.40)          (0.85)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    19.83      $    18.12      $    17.38      $    15.17      $    14.77
                                                        ==========      ==========      ==========      ==========      ==========

Total return .......................................         15.90%           7.56%          32.42%          12.29%          22.79%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $  128,201      $  112,804      $  101,408      $   70,654      $   61,576
                                                        ==========      ==========      ==========      ==========      ==========

Ratio of gross expenses to average net assets ......          0.88%           0.88%           0.90%           0.91%           0.93%

Ratio of net expenses to average net assets (a) ....          0.86%           0.86%           0.87%           0.87%           0.88%

Ratio of net investment income to average net assets          1.85%           1.95%           2.21%           2.31%           2.52%

Portfolio turnover rate ............................            62%             69%             90%             58%             72%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Years Ended March 31,
                                                            ----------------------------------------------------------------------
                                                               2000           1999           1998           1997           1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...................    $    21.76     $    20.16     $    15.66     $    13.96     $    11.29
                                                            ----------     ----------     ----------     ----------     ----------
Income from investment operations:
        Net investment income ..........................          0.03           0.07           0.11           0.13           0.15
        Net realized and unrealized gains on investments          5.18           1.60           6.47           2.00           2.98
                                                            ----------     ----------     ----------     ----------     ----------
Total from investment operations .......................          5.21           1.67           6.58           2.13           3.13
                                                            ----------     ----------     ----------     ----------     ----------
Less distributions:
        Dividends from net investment income ...........         (0.03)         (0.07)         (0.11)         (0.13)         (0.15)
        Distributions from net realized gains ..........         (0.92)            --          (1.97)         (0.30)         (0.31)
                                                            ----------     ----------     ----------     ----------     ----------
Total distributions ....................................         (0.95)         (0.07)         (2.08)         (0.43)         (0.46)
                                                            ----------     ----------     ----------     ----------     ----------

Net asset value at end of year .........................    $    26.02     $    21.76     $    20.16     $    15.66     $    13.96
                                                            ==========     ==========     ==========     ==========     ==========

Total return ...........................................         24.04%          8.33%         43.74%         15.27%         28.00%
                                                            ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ......................    $   77,809     $   63,416     $   52,214     $   31,180     $   17,857
                                                            ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets ..........          0.91%          0.92%          0.93%          0.98%          1.14%

Ratio of net expenses to average net assets(a) .........          0.88%          0.89%          0.90%          0.92%          1.01%

Ratio of net investment income to average net assets ...          0.14%          0.35%          0.60%          0.85%          1.27%

Portfolio turnover rate ................................            67%            66%            59%            44%            54%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years Ended March 31,
                                                        --------------------------------------------------------------------------
                                                           2000            1999            1998            1997            1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $    10.22      $    10.16      $     9.83      $     9.85      $     9.68
                                                        ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
        Net investment income ......................          0.42            0.43            0.44            0.45            0.45
        Net realized and unrealized gains (losses)
                on investments .....................         (0.42)           0.07            0.33           (0.02)           0.17
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations ...................          0.00            0.50            0.77            0.43            0.62
                                                        ----------      ----------      ----------      ----------      ----------
Less distributions:
        Dividends from net investment income .......         (0.42)          (0.43)          (0.44)          (0.45)          (0.45)
        Distributions from net realized gains ......         (0.01)          (0.01)             --              --              --
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions ................................         (0.43)          (0.44)          (0.44)          (0.45)          (0.45)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .....................    $     9.79      $    10.22      $    10.16      $     9.83      $     9.85
                                                        ==========      ==========      ==========      ==========      ==========

Total return .......................................          0.04%           4.92%           8.00%           4.39%           6.51%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $   29,138      $   25,626      $   18,213      $   11,197      $    8,779
                                                        ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets (a) ....          0.69%           0.73%           0.75%           0.75%           0.75%

Ratio of net investment income to average net assets          4.27%           4.17%           4.40%           4.51%           4.57%

Portfolio turnover rate ............................            47%             31%             33%             24%             14%

(a) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.78%, 0.88% and 1.04% for the years ended March 31, 1998, 1997 and 1996, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================
                                 Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------------------------------------------
                                                            Year            Year            Year          Period
                                                           Ended           Ended           Ended           Ended
                                                          March 31,       March 31,       March 31,      March 31,
                                                            2000            1999            1998          1997(a)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..............    $    13.63      $    12.61      $     9.81      $    10.00
                                                         ----------      ----------      ----------      ----------
Income (loss) from investment operations:
        Net investment income (loss) ................         (0.00)           0.05           (0.01)          (0.01)
        Net realized and unrealized gains (losses)
                on investments and foreign currencies          5.19            1.04            2.91           (0.14)
                                                         ----------      ----------      ----------      ----------
Total from investment operations ....................          5.19            1.09            2.90           (0.15)
                                                         ----------      ----------      ----------      ----------
Less distributions:
        Dividends from net investment income ........         (0.04)          (0.07)          (0.10)          (0.04)
        Distributions from net realized gains .......         (0.79)             --              --              --
                                                         ----------      ----------      ----------      ----------
Total distributions .................................         (0.83)          (0.07)          (0.10)          (0.04)
                                                         ----------      ----------      ----------      ----------

Net asset value at end of period ....................    $    17.99      $    13.63      $    12.61      $     9.81
                                                         ==========      ==========      ==========      ==========

Total return ........................................         39.35%           8.67%          29.67%          (1.56)%(c)
                                                         ==========      ==========      ==========      ==========

Net assets at end of period (000's) .................    $   85,849      $   54,019      $   42,543      $   29,290
                                                         ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets (b) .....          1.56%           1.51%           1.56%           1.60%(c)

Ratio of net investment income (loss) to
        average net assets ..........................         (0.01)%          0.38%          (0.05)%         (0.15)%(c)

Portfolio turnover rate .............................            52%             39%             47%             70%(c)

(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(c) for the period ended March 31, 1997.

(c)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund. The Fund invests primarily in debt obligations issued by the State of Virginia and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from the personal income taxes of Virginia. The marketability and market value of these obligations could be affected by certain Virginia political and economic developments.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Repurchase agreements -- The Jamestown Balanced Fund and The Jamestown Equity Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities as of March 31, 2000:

                                               Jamestown         Jamestown       Jamestown        Jamestown
                                                Balanced          Equity        Tax Exempt      International
                                                  Fund             Fund        Virginia Fund     Equity Fund
-------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ............    $ 43,267,359     $ 33,535,684     $    219,563     $ 28,750,360
Gross unrealized depreciation ............      (1,801,192)        (678,779)        (398,454)      (3,375,622)
                                              ------------     ------------     ------------     ------------
Net unrealized appreciation (depreciation)    $ 41,466,167     $ 32,856,905     $   (178,891)    $ 25,374,738
                                              ============     ============     ============     ============

Federal income tax cost ..................    $ 86,155,436     $ 45,190,369     $ 29,189,683     $ 57,812,502
                                              ============     ============     ============     ============
-------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

As of March 31, 2000, The Jamestown Tax Exempt Virginia Fund had capital loss carryforwards for federal income tax purposes of $151,518 which expire on March 31, 2008. In addition, the Fund had net realized capital losses of $121,661 during the period from November 1, 1999 through March 31, 2000, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2001. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Reclassification of capital accounts - For the year ended March 31, 2000, The Jamestown International Equity Fund reclassed net investment losses of $124,753 against accumulated net realized gains from security transactions on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2000:

-----------------------------------------------------------------------------------------------------------------------
                                                                Jamestown      Jamestown      Jamestown      Jamestown
                                                                Balanced        Equity       Tax Exempt    International
                                                                  Fund           Fund       Virginia Fund   Equity Fund
                                                               -----------    -----------    -----------    -----------
Purchases of investment securities ........................    $67,120,366    $42,668,817    $16,647,573    $40,946,687
                                                               ===========    ===========    ===========    ===========
Proceeds from sales and maturities of investment securities    $68,488,975    $43,567,254    $11,572,325    $32,780,734
                                                               ===========    ===========    ===========    ===========
-----------------------------------------------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of
 .65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess on $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of
 .65% on its average daily net assets up to $500 million and .55% on such net assets in excess on $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Integrated Fund Services, Inc. (IFS), IFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, IFS receives a monthly fee from each of The Jamestown Balanced Fund and The Jamestown Equity Fund at an annual rate of .20% on its respective average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee with respect to each Fund. From The Jamestown Tax Exempt Virginia Fund, IFS receives a monthly fee at an annual rate of .15% on its average daily net assets up to $200 million and
 .10% on such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. From The Jamestown International Equity Fund, IFS receives a monthly fee at an annual rate of .25% on its average daily net assets up to $25 million; .225% on the next

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

$25 million of such net assets; and .20% on such net assets in excess of $50 million, subject to a $4,000 minimum monthly fee. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of IFS, or of IFS Fund Distributors, Inc., the exclusive underwriter of each Funds' shares and an affiliate of IFS.

4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 and $18,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2000.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

As of March 31, 2000, the Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

--------------------------------------------------------------------------------
                                                                  Net Unrealized
Settlement       To Receive           Initial        Market        Appreciation
Date            (To Deliver)           Value          Value       (Depreciation)
--------------------------------------------------------------------------------
Contracts To Sell
   04/04/00        (167,062) EUR    $  159,628     $   159,901     $    (273)
   04/28/00         (28,509) EUR        27,283          27,326           (43)
   04/28/00        (407,731) EUR       390,198         390,820          (622)
   04/03/00          (2,847) GBP         4,513           4,542           (29)
   04/05/00         (52,032) GBP        82,522          83,005          (483)
   04/06/00         (86,970) GBP       138,308         138,742          (434)
   04/04/00      (2,744,907) SEK       317,606         317,802          (196)
   04/05/00      (2,035,385) SEK       235,155         235,674          (519)
                                    ----------     -----------     ---------
Total sell contracts                 1,355,213       1,357,812        (2,599)
                                    ----------     -----------     ---------
Contracts To Buy
   04/04/00          36,028  EUR       (34,695)        (34,483)         (212)
   04/28/00         430,521  EUR      (415,453)       (412,665)       (2,788)
   04/04/00         164,496  GBP      (261,137)       (262,419)        1,282
                                    ----------     -----------     ---------
Total buy contracts                   (711,285)       (709,567)       (1,718)
                                    ----------     -----------     ---------

Net contracts                       $  643,928     $   648,245     $  (4,317)
                                    ==========     ===========     =========
--------------------------------------------------------------------------------
EUR - Euro Dollar
GBP - British Pound Sterling
SEK - Swedish Krona

7.   FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 2000. On October 31, 1999, the Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.1023 per share, the Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.0642 per share, the Jamestown Tax Exempt Virginia Fund declared and paid a long-term capital gain distribution of $0.0090 per share and the Jamestown International Equity Fund declared and paid a long-term capital gain distribution of $0.7709 per share. As required by federal regulations, shareholders received notification of their portion of the Funds' taxable capital gain distribution, if any, paid during the 1999 calendar year early in 2000. Additionally, on March 31, 2000, the Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.6810 per share and the Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.8593 per share. As required by federal regulations, shareholders will receive notification of their portion of the Funds' taxable capital gain distribution, if any, paid during the 2000 calendar year early in 2001.

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
    SHARES    COMMON STOCKS-- 68.7%                                   VALUE
--------------------------------------------------------------------------------
              ADVERTISING-- 2.0%
    55,000    Interpublic Group of Companies, Inc. .............   $  2,598,750
                                                                   ------------
              COMMERCIAL BANKING-- 1.8%
    18,000    Bank of America Corporation ......................        943,875
    24,000    Fannie Mae .......................................      1,354,500
                                                                   ------------
                                                                      2,298,375
                                                                   ------------
              COMMUNICATIONS-- 4.3%
    57,000    Equifax, Inc. ....................................      1,439,250
    26,000    Lucent Technologies, Inc. ........................      1,579,500
    54,000    MCI WorldCom, Inc.(a) ............................      2,446,875
                                                                   ------------
                                                                      5,465,625
                                                                   ------------
              COMPUTERS/COMPUTER TECHNOLOGY SERVICES-- 20.1%
    16,000    America Online, Inc.(a) ..........................      1,076,000
    79,000    Cisco Systems, Inc.(a) ...........................      6,107,688
    34,000    Computer Sciences Corporation(a) .................      2,690,250
    36,000    Dell Computer Corporation ........................      1,941,750
    24,000    EMC Corporation(a) ...............................      3,000,000
    34,000    Intel Corporation ................................      4,485,875
    25,000    Microsoft Corporation(a) .........................      2,656,250
    48,000    Oracle Corporation(a) ............................      3,747,000
                                                                   ------------
                                                                     25,704,813
                                                                   ------------
              CONSUMER PRODUCTS-- 7.5%
    60,000    Avon Products, Inc. ..............................      1,743,750
    16,000    General Electric Company .........................      2,483,000
    20,000    International Paper Company ......................        855,000
    42,000    Kimberly-Clark Corporation .......................      2,352,000
    60,000    Sysco Corporation ................................      2,141,250
                                                                   ------------
                                                                      9,575,000
                                                                   ------------
              DRUGS/MEDICAL EQUIPMENT-- 6.5%
    12,000    Bristol-Myers Squibb Company .....................        693,000
    21,000    Lilly (Eli) & Company ............................      1,323,000
    33,000    Merck and Company, Inc. ..........................      2,050,125
    56,000    Schering-Plough Corporation ......................      2,058,000
    23,300    Warner-Lambert Company ...........................      2,271,750
                                                                   ------------
                                                                      8,395,875
                                                                   ------------
              ELECTRONICS-- 2.8%
    18,000    Hewlett-Packard Company ..........................      2,386,125
    31,000    Solectron Corporation(a) .........................      1,241,938
                                                                   ------------
                                                                      3,628,063
                                                                   ------------
              FINANCIAL SERVICES-- 2.5%
    33,000    Capital One Financial Corporation ................      1,581,937
    27,000    Citigroup, Inc. ..................................      1,601,437
                                                                   ------------
                                                                      3,183,374
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    COMMON STOCKS-- 68.7% (Continued)                         VALUE
--------------------------------------------------------------------------------
              FIRE SYSTEMS-- 2.8%
    73,000    Tyco International Ltd. ..........................   $  3,640,875
                                                                   ------------
              INSURANCE-- 2.9%
    22,000    American International Group, Inc. ...............      2,409,000
    19,000    Jefferson-Pilot Corporation ......................      1,264,688
                                                                   ------------
                                                                      3,673,688
                                                                   ------------
              MEDIA-- 1.7%
    27,000    MediaOne Group, Inc.(a) ..........................      2,187,000
                                                                   ------------
              OIL AND GAS DRILLING-- 6.6%
    48,000    Coastal Corporation ..............................      2,208,000
    22,442    Exxon Mobil Corporation ..........................      1,746,268
    54,000    Halliburton Company ..............................      2,214,000
    42,000    Texaco, Inc. .....................................      2,252,250
                                                                   ------------
                                                                      8,420,518
                                                                   ------------
              RETAIL STORES-- 5.5%
    56,000    AutoZone, Inc.(a) ................................      1,554,000
    30,000    Circuit City Stores, Inc. ........................      1,826,250
    21,000    Home Depot, Inc. .................................      1,354,500
    32,500    Target Corporation ...............................      2,429,375
                                                                   ------------
                                                                      7,164,125
                                                                   ------------
              UTILITIES - TELEPHONE-- 1.7%
    46,000    BellSouth Corporation ............................      2,162,000
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $45,243,587) ...........   $ 88,098,081
                                                                   ------------

================================================================================
     PAR
    VALUE     U.S. TREASURY OBLIGATIONS-- 6.8%                         VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES-- 6.3%
$2,040,000    6.50%, due 05/31/2001 ............................   $  2,040,326
   400,000    6.375%, due 08/15/2002 ...........................        399,000
 3,000,000    5.75%, due 08/15/2003 ............................      2,938,590
 2,615,000    7.00%, due 07/15/2006 ............................      2,702,446
                                                                   ------------
                                                                      8,080,362
                                                                   ------------
              U.S. TREASURY INFLATION-PROTECTION NOTES-- 0.5%
   410,779    3.625%, due 07/15/2002 ...........................        409,559
   218,017    3.375%, due 01/15/2007 ...........................        209,976
                                                                   ------------
                                                                        619,535
                                                                   ------------

              TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,900,995)    $  8,699,897
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR
    VALUE     U.S. GOVERNMENT AGENCY OBLIGATIONS-- 2.5%                VALUE
--------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION-- 1.9%
$1,000,000    6.25%, due 07/15/2004 ............................   $    969,220
 1,500,000    6.625%, due 09/15/2009 ...........................      1,442,340
                                                                   ------------
                                                                      2,411,560
                                                                   ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 0.6%
   900,000    6.25%, due 05/15/2029 ............................        811,404
                                                                   ------------

              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
              (Cost $3,370,992) ................................   $  3,222,964
                                                                   ------------

================================================================================
     PAR
    VALUE     MORTGAGE-BACKED SECURITIES-- 1.4%                        VALUE
--------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION-- 0.5%
$  475,000    Pool #1471-G, 7.00%, due 03/15/2008 ..............   $    470,692
   175,000    Pool #1655-HB, 6.50%, due 10/15/2008 .............        170,844
                                                                   ------------
                                                                        641,536

              FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 0.9%
   425,000    Series #93-18-PJ, 6.50%, due 12/25/2007 ..........        414,638
   801,181    Pool #380512, 6.15%, due 08/01/2008 ..............        747,101
                                                                   ------------
                                                                      1,161,739
                                                                   ------------

              TOTAL MORTGAGE-BACKED SECURITIES (Cost $1,884,575)   $  1,803,275
                                                                   ------------
================================================================================
     PAR
    VALUE     ASSET-BACKED SECURITIES-- 2.0%                           VALUE
--------------------------------------------------------------------------------
               STUDENT LOAN MARKETING ASSOCIATION-- 0.8%
$   360,381   Series #97-3-A1, 6.493%, adjustable rate,
                due 04/25/2006 .................................   $    357,678
    582,316   Series #98-1-A1, 6.603%, adjustable rate,
                due 01/25/2007 .................................        579,404
                                                                   ------------
                                                                        937,082
                                                                   ------------
              OTHER ASSET-BACKED SECURITIES-- 1.2%
              California Infrastructure Trust #97-1-A3,
   700,000      6.17%, due 03/25/2003 ..........................        696,717
              Fleetwood Credit Corporation Grantor Trust #95-A-A,
   229,783      8.45%, due 11/15/2010 ..........................        231,650
              MBNA Master Credit Card Trust #98-J-A,
   500,000      5.25%, due 02/15/2006 ..........................        470,625
              NationsCredit Grantor Trust #96-1-A,
   166,596      5.85%, due 09/15/2011 ..........................        159,620
                                                                   ------------
                                                                      1,558,612
                                                                   ------------

              TOTAL ASSET-BACKED SECURITIES (Cost $2,513,600) ..   $  2,495,694
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR
    VALUE     MUNICIPAL OBLIGATIONS-- 2.9%                             VALUE
--------------------------------------------------------------------------------
              Virginia State Housing Dev. Authority Revenue,
$2,540,000      6.50%, due 10/01/2007 ..........................   $  2,427,046
 1,400,000      6.70%, due 10/01/2008 ..........................      1,349,194
                                                                   ------------

              TOTAL MUNICIPAL OBLIGATIONS (Cost $3,907,422) ....   $  3,776,240
                                                                   ------------

================================================================================
     PAR
    VALUE     CORPORATE BONDS-- 13.7%                                  VALUE
--------------------------------------------------------------------------------
              Associates Corporation, N.A.,
$  675,000      5.85%, due 01/15/2001 ..........................   $    668,797
              Beneficial Corporation Medium Term Notes,
   230,000      6.35%, due 12/03/2001 ..........................        227,247
              Chrysler Financial Corporation,
 1,000,000      5.90%, due 01/26/2001 ..........................        992,540
              Coca-Cola Enterprises,
   385,000      5.75%, due 11/01/2008 ..........................        344,032
              Conoco, Inc.,
   750,000      5.90%, due 04/15/2004 ..........................        714,278
              Duke Realty L.P. Medium Term Notes,
   390,000      6.75%, due 05/30/2008 ..........................        363,024
              Enron Corporation,
   750,000      6.45%, due 11/15/2001 ..........................        738,502
              Equity Residential Properties Trust,
   875,000      6.65%, due 11/15/2003 ..........................        840,070
              Finova Capital Corporation,
 1,000,000      6.25%, due 08/15/2000 ..........................        996,690
              Ford Motor Credit Company Medium Term Notes,
   250,000      8.00%, due 06/15/2002 ..........................        252,815
   475,000      7.20%, due 06/15/2007 ..........................        463,548
              General Electric Capital Corporation,
   420,000      6.52%, due 10/08/2002 ..........................        413,986
              General Motors Acceptance Corporation Medium Term Notes,
   525,000      6.65%, due 05/24/2000 ..........................        525,336
              Goldman Sachs Group,
   950,000      6.65%, due 05/15/2009 ..........................        889,675
              GTE Northwest, Inc.,
   750,000      6.30%, due 06/01/2010 ..........................        684,082
              IBM Corporation,
   650,000      6.375%, due 06/15/2000 .........................        649,805
              International Lease Finance Corporation Medium Term Notes,
   425,000      6.42%, due 09/11/2000 ..........................        424,601
   425,000      6.55%, due 09/15/2000 ..........................        424,817
              International Paper Company,
   735,000      8.68%, due 09/14/2001 ..........................        750,082
              KeyCorp Medium Term Notes,
   675,000      6.75%, due 05/29/2001 ..........................        673,313
              Manitoba (Province of) Medium Term Notes,
   205,000      5.50%, due 10/01/2008 ..........................        183,370
              May Department Stores,
   510,000      5.95%, due 11/01/2008 ..........................        466,380

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR
    VALUE     CORPORATE BONDS-- 13.7% (Continued)                      VALUE
--------------------------------------------------------------------------------
              Merrill Lynch & Company Medium Term Notes,
$  265,000      7.26%, due 03/25/2002 ..........................   $    261,687
              National City Corporation,
   575,000      7.20%, due 05/15/2005 ..........................        563,540
              Norwest Financial, Inc.,
   615,000      5.375%, due 09/30/2003 .........................        580,369
              Pacific Bell,
   435,000      6.625%, due 11/01/2009 .........................        408,261
              Pacific Bell Medium Term Notes,
   400,000      6.875%, due 08/15/2006 .........................        388,708
              Prologis Trust,
   225,000      7.00%, due 10/01/2003 ..........................        217,546
              Sears Roebuck Acceptance Corporation,
   465,000      6.99%, due 09/30/2002 ..........................        461,196
              TRW, Inc.,
   245,000      6.25%, due 01/15/2010 ..........................        215,081
              Union Camp Corporation,
   475,000      6.50%, due 11/15/2007 ..........................        444,120
              U.S. WEST Capital Funding, Inc. Medium Term Notes,
   615,000      6.375%, due 07/15/2008 .........................        568,198
              Worldcom, Inc.,
   772,000      6.125%, due 08/15/2001 .........................        760,242
                                                                   ------------

              TOTAL CORPORATE BONDS (Cost $18,216,999) .........   $ 17,555,938
                                                                   ------------

================================================================================
    SHARES    MONEY MARKETS-- 1.5%                                     VALUE
--------------------------------------------------------------------------------
 1,969,514    Firstar Stellar Treasury Fund (Cost $1,969,514) ..   $  1,969,514
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 99.5%
              (Cost $86,007,684) ...............................   $127,621,603

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.5% .....        579,482
                                                                   ------------

              NET ASSETS-- 100.0% ..............................   $128,201,085
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
    SHARES    COMMON STOCKS-- 99.0%                                    VALUE
--------------------------------------------------------------------------------
              ADVERTISING-- 2.9%
    48,000    Interpublic Group of Companies, Inc. .............   $  2,268,000
                                                                   ------------
              COMMERCIAL BANKING-- 2.5%
    15,000    Bank of America Corporation ......................        786,562
    17,000    Fannie Mae .......................................        959,437
     4,000    Freddie Mac ......................................        176,750
                                                                   ------------
                                                                      1,922,749
                                                                   ------------
              COMMUNICATIONS-- 6.3%
    50,000    Equifax, Inc. ....................................      1,262,500
    24,000    Lucent Technologies, Inc. ........................      1,458,000
    47,500    MCI WorldCom, Inc.(a) ............................      2,152,344
                                                                   ------------
                                                                      4,872,844
                                                                   ------------
              COMPUTERS/COMPUTER TECHNOLOGY SERVICES-- 28.0%
    14,000    America Online, Inc.(a) ..........................        941,500
    60,000    Cisco Systems, Inc.(a) ...........................      4,638,750
    30,000    Computer Sciences Corporation(a) .................      2,373,750
    32,000    Dell Computer Corporation(a) .....................      1,726,000
    21,000    EMC Corporation(a) ...............................      2,625,000
    30,000    Intel Corporation ................................      3,958,125
    23,000    Microsoft Corporation(a) .........................      2,443,750
    40,000    Oracle Corp.(a) ..................................      3,122,500
                                                                   ------------
                                                                     21,829,375
                                                                   ------------
              CONSUMER PRODUCTS-- 11.0%
    52,000    Avon Products, Inc. ..............................      1,511,250
    14,000    General Electric Company .........................      2,172,625
    19,000    International Paper Company ......................        897,750
    37,000    Kimberly-Clark Corporation .......................      2,072,000
    53,000    SYSCO Corporation ................................      1,891,438
                                                                   ------------
                                                                      8,545,063
                                                                   ------------
              DRUGS/MEDICAL EQUIPMENT-- 9.5%
    11,000    Bristol-Myers Squibb Company .....................        635,250
    18,000    Lilly (Eli) & Company ............................      1,134,000
    29,000    Merck & Co., Inc. ................................      1,801,625
    49,000    Schering-Plough Corporation ......................      1,800,750
    20,600    Warner-Lambert Company ...........................      2,008,500
                                                                   ------------
                                                                      7,380,125
                                                                   ------------
              ELECTRONICS-- 4.1%
    16,000    Hewlett-Packard Company ..........................      2,121,000
    27,000    Solectron Corporation(a) .........................      1,081,688
                                                                   ------------
                                                                      3,202,688
                                                                   ------------
              FINANCIAL SERVICES-- 3.6%
    30,000    Capital One Financial Corporation ................      1,438,125
    23,250    Citigroup, Inc. ..................................      1,379,016
                                                                   ------------
                                                                      2,817,141
                                                                   ------------
              FIRE SYSTEMS-- 4.3%
    67,000    Tyco International, Ltd. .........................      3,341,625
                                                                   ------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    COMMON STOCKS-- 99.0%                                    VALUE
--------------------------------------------------------------------------------
              INSURANCE-- 4.5%
    19,000    American International Group, Inc. ...............   $  2,080,500
    21,000    Jefferson-Pilot Corporation ......................      1,397,812
                                                                   ------------
                                                                      3,478,312
                                                                   ------------
              MEDIA-- 2.5%
    24,000    MediaOne Group, Inc.(a) ..........................      1,944,000
                                                                   ------------
              OIL AND GAS DRILLING --  9.6%
    43,000    Coastal Corporation ..............................      1,978,000
    19,802    Exxon Mobil Corporation ..........................      1,540,843
    49,000    Halliburton Company ..............................      2,009,000
    37,000    Texaco, Inc. .....................................      1,984,125
                                                                   ------------
                                                                      7,511,968
                                                                   ------------
              RETAIL STORES-- 7.8%
    50,000    AutoZone, Inc.(a) ................................      1,387,500
    23,000    Circuit City Stores - Circuit City Group .........      1,400,125
    18,000    Home Depot, Inc. .................................      1,161,000
    28,500    Target Corporation ...............................      2,130,375
                                                                   ------------
                                                                      6,079,000
                                                                   ------------
              UTILITIES - TELEPHONE-- 2.4%
    40,000    Bell South Corporation ...........................      1,880,000
                                                                   ------------

              TOTAL COMMON STOCKS-- 99.0% (Cost $44,105,732) ...   $ 77,072,890
                                                                   ------------

================================================================================
    SHARES    MONEY MARKETS-- 1.3%                                     VALUE
--------------------------------------------------------------------------------
   974,384    Firstar Stellar Treasury Fund (Cost $974,384) ....   $    974,384
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 100.3%
              (Cost $45,080,116) ...............................   $ 78,047,274

              LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.3%) ...       (238,545)
                                                                   ------------

              NET ASSETS-- 100.0% ..............................   $ 77,808,729
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
     PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
    VALUE     OBLIGATION (GO) BONDS-- 98.5%                            VALUE
--------------------------------------------------------------------------------
              Albemarle Co., Virginia, Industrial
                Dev. Authority, Revenue,
$  750,000      3.90%, floating rate, due 10/01/2022 ...........   $    750,000
              Chesterfield Co., Virginia, GO,
   350,000      6.25%, due 07/15/2005,
                  partially prerefunded 07/15/2001 .............        364,063
   750,000      4.00%, due 01/01/2006 ..........................        701,812
              Fairfax Co., Virginia, GO,
   210,000      5.60%, due 05/01/2003 ..........................        212,337
   600,000      5.00%, due 06/01/2014 ..........................        578,706
              Fairfax Co., Virginia, Park Authority, Revenue,
   300,000      6.25%, due 07/15/2005 ..........................        312,687
              Greater Richmond, Virginia, Convention
                Center Authority, Revenue,
   550,000      5.50%, due 06/15/2008 ..........................        560,494
              Hampton, Virginia, GO,
 1,000,000      5.50%, due 02/01/2012 ..........................      1,029,750
              Hanover Co., Virginia, Industrial Dev.
                Authority, Revenue,
 1,000,000      6.50%, due 08/15/2009 ..........................      1,100,860
   225,000      6.25%, due 10/01/2011 ..........................        233,543
              Henrico Co., Virginia, Economic Dev.
                Authority, Revenue,
 1,000,000      5.50%, due 11/01/2008 ..........................      1,030,980
              Henrico Co., Virginia, Water and Sewer, Revenue,
   500,000      4.625%, due 05/01/2017 .........................        441,030
              James City Co., Virginia, GO,
   500,000      5.25%, due 12/15/2015 ..........................        492,605
              Loudoun Co., Virginia, GO,
 1,000,000      4.50%, due 12/01/2002 ..........................        997,710
              Lynchburg, Virginia, GO,
   500,000      5.30%, due 05/01/2014 ..........................        499,090
              Medical College of Virginia Hospitals
                Authority, Revenue,
   700,000      5.00%, due 07/01/2013 ..........................        673,043
              Norfolk, Virginia,  Industrial Dev.
                Authority, Revenue,
 1,000,000      6.50%, due 06/01/2021, prerefunded 06/01/2001 ..      1,042,830
              Norfolk, Virginia, GO,
   500,000      5.25%, due 06/01/2008 ..........................        504,460
   300,000      5.75%, due 06/01/2011 ..........................        310,665
              Petersburg, Virginia, GO,
   500,000      5.125%, due 01/15/2013 .........................        492,820
              Pocahontas Parkway Assoc., Virginia
                Toll Road, Revenue,
   900,000      5.00%, due 08/15/2005 ..........................        865,107
              Portsmouth, Virginia, GO,
   800,000      5.00%, due 08/01/2017 ..........................        748,816
              Prince William Co., Virginia, Park
                Authority, Revenue,
   250,000      6.10%, due 10/15/2004 ..........................        261,658
              Prince William Co., Virginia, Service
                Authority Water & Sewer, Revenue,
   500,000      5.00%, due 07/01/2003 ..........................        504,285
              Richmond, Virginia, GO,
   400,000      6.25%, due 01/15/2018 ..........................        407,412
              Richmond, Virginia, Metropolitan Authority,
                Expressway, Revenue,
   500,000      6.05%, due 07/15/2005 ..........................        520,880

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
    VALUE     OBLIGATION (GO) BONDS -- 98.5% (Continued)               VALUE
--------------------------------------------------------------------------------
              Richmond, Virginia, Redev. & Housing
                Authority, Revenue,
$  500,000      5.00%, due 03/01/2018 ..........................   $    444,530
 1,000,000      3.95%, floating rate, due 04/01/2029 ...........      1,000,000
              Roanoke, Virginia, GO,
   300,000      6.40%, due 08/01/2012, prerefunded 08/01/2001 ..        315,168
 1,000,000      5.00%, due 08/01/2009 ..........................        997,720
              Roanoke, Virginia, Industrial Dev.
                Authority, Hospital, Revenue,
   250,000      3.85%, floating rate, due 07/01/2019 ...........        250,000
              Spotsylvania Co., Virginia, GO,
   400,000      5.75%, due 07/15/2011, prerefunded 07/15/2002 ..        415,812
              Suffolk, Virginia, GO,
   350,000      5.80%, due 06/01/2011 ..........................        366,884
              University of Virginia, Revenue,
 1,000,000      5.25%, due 06/01/2012 ..........................      1,004,120
              Upper Occoquan, Virginia, Sewer
                Authority, Revenue,
   700,000      5.00% due 07/01/2015 ...........................        663,432
              Virginia Beach, Virginia, GO,
 1,000,000      5.25%, due 08/01/2010 ..........................      1,015,070
   325,000      6.20%, due 09/01/2013, prerefunded 09/01/2004 ..        347,500
              Virginia College Building Authority,
                Educational Facilities, Revenue,
   750,000      4.25%, due 02/01/2001 ..........................        750,585
              Virginia State Housing Dev. Authority,
                Commonwealth Mortgages, Revenue,
 1,000,000      6.05%, due 01/01/2013 ..........................      1,027,490
              Virginia State Housing Dev. Authority,
                Multi-Family, Revenue,
   150,000      6.60%, due 11/01/2012 ..........................        157,032
   150,000      6.30%, due 11/01/2015 ..........................        154,472
              Virginia State Public Building Authority, Revenue,
   500,000      6.00%, due 08/01/2003 ..........................        513,695
              Virginia State Public School Authority, Revenue,
 1,000,000      5.25%, due 08/01/2009 ..........................      1,019,140
              Virginia State Resource Authority, Solid
                Waste Disposal System, Revenue,
   500,000      5.50%, due 04/01/2015 ..........................        495,470
              Virginia State Transportation Board, Revenue,
   350,000      6.25%, due 05/15/2012, prerefunded 05/15/2004 ..        370,958
              Virginia State, GO,
 1,000,000      5.375%, due 06/01/2003 .........................      1,021,050
              Winchester, Virginia, I20ndustrial Dev. Authority,
                Educational Facilities, Revenue,
   500,000      5.00%, due 10/01/2018 ..........................        460,305
              York Co., Virginia, Certificates of
                Participation, Revenue,
   250,000      6.625%, due 03/01/2012 .........................        256,860
                                                                   ------------

              TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                OBLIGATION (GO) BONDS-- 98.5% (Cost $28,863,827)   $ 28,684,936
                                                                   ------------

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    MONEY MARKETS-- 1.1%                                     VALUE
--------------------------------------------------------------------------------
   325,856    Firstar Tax-Free Fund (Cost $325,856) ............   $    325,856
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 99.6%
              (Cost $29,189,683) ...............................   $ 29,010,792

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.4% .....        127,451
                                                                   ------------

              NET ASSETS-- 100.0% ..............................   $ 29,138,243
                                                                   ============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
    SHARES    COMMON STOCKS-- 96.9%                                    VALUE
--------------------------------------------------------------------------------
              BRAZIL-- 0.9%
    31,333    Embratel Participacoes SA ........................   $    802,908
                                                                   ------------
              CANADA-- 3.9%
    16,600    BCE, Inc. ........................................      2,069,569
    21,200    The Seagram Company Ltd. .........................      1,257,281
                                                                   ------------
                                                                      3,326,850
                                                                   ------------
              FRANCE-- 8.6%
    17,216    Aventis SA .......................................        942,312
     5,760    Carrefour SA .....................................        738,023
    27,453    Rhodia SA ........................................        491,245
     8,970    Suez Lyonnaise des Eaux ..........................      1,541,577
     6,613    Total Fina Elf ...................................        990,329
     9,369    Valeo SA .........................................        461,259
    18,676    Vivendi ..........................................      2,153,463
                                                                   ------------
                                                                      7,318,208
                                                                   ------------
              GERMANY-- 14.2%
    17,772    Aventis SA .......................................        935,331
    39,136    Bayerische Motoren Werke (BMW) AG ................      1,233,952
    18,498    Dresdner Bank AG .................................        759,362
    13,471    Mannesmann AG ....................................      4,305,394
    29,770    Metallgesellschaft AG ............................        554,070
     2,571    SAP AG ...........................................      1,851,293
    10,490    Siemens AG .......................................      1,510,701
       395    United Internet AG ...............................        113,393
    18,346    Veba AG ..........................................        937,452
                                                                   ------------
                                                                     12,200,948
                                                                   ------------
              GREECE-- 0.5%
    14,200    Hellenic Telecommunications Organization SA (OTE)         404,311
                                                                   ------------
              HONG KONG-- 3.6%
   166,000    China Telecom (Hong Kong) Ltd. ...................      1,455,018
    91,000    Hutchison Whampoa Ltd. ...........................      1,642,009
                                                                   ------------
                                                                      3,097,027
                                                                   ------------
              HUNGARY-- 0.2%
     2,020    Richter Gedeon Ltd. - GDR ........................        132,816
                                                                   ------------
              ITALY-- 5.9%
   330,623    Banca Nazionale del Lavoro (BNL)(a) ..............      1,126,288
   156,522    Credito Italiano SpA .............................        623,068
   102,006    Mediaset SpA .....................................      2,026,374
   106,116    Telecom Italia SpA ...............................      1,301,774
                                                                   ------------
                                                                      5,077,504
                                                                   ------------
              JAPAN-- 26.8%
              161,000 Fuji Bank Ltd. ...........................      1,514,795
    36,000    Fujitsu Ltd. .....................................      1,105,640
    26,000    Kao Corporation ..................................        795,983
     5,400    Matsushita Communication Industrial Co., Ltd. ....        995,076
    11,000    Murata Manufacturing Company Ltd. ................      2,675,864

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    COMMON STOCKS-- 96.9% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
              JAPAN-- 26.8% (Continued)
    72,000    Nikko Securities Company Ltd. ....................   $  1,090,898
        84    Nippon Telegraph and Telephone Corporation .......      1,334,958
    27,000    Nomura Securities Company Ltd. ...................        881,880
       103    NTT Mobile Communication Network, Inc. ...........      4,227,856
    16,000    Pioneer Corporation ..............................        453,956
     6,300    Rohm Company .....................................      2,192,853
   201,000    Sakura Bank Ltd. .................................      1,530,551
    45,000    Sanwa Bank Ltd. ..................................        468,581
     2,080    Shohkoh Fund & Company Ltd. ......................        302,169
       400    Softbank Corporation .............................        410,046
     6,000    Taisho Pharmaceutical Co., Ltd. ..................        207,088
    23,000    Takeda Chemical Industries .......................      1,637,011
     4,500    Takefugi Corporation .............................        482,621
    13,000    Yamanouchi Pharmaceutical Company Ltd. ...........        712,329
                                                                   ------------
                                                                     23,020,155
                                                                   ------------
              KOREA-- 1.4%
    12,290    Korea Telecom Corporation - ADR ..................        537,688
    17,586    SK Telecom Co., Ltd. .............................        685,843
                                                                   ------------
                                                                      1,223,531
                                                                   ------------
              MEXICO-- 0.9%
    11,734    Telefonos de Mexico SA ...........................        786,178
                                                                   ------------
              NETHERLANDS-- 11.2%
    12,158    Gucci Group NV - ADR .............................      1,081,302
    10,333    ING Groep NV .....................................        559,641
    30,609    KPN NV ...........................................      3,504,519
     6,581    KPNQwest NV ......................................        350,133
     5,058    Laurus NV ........................................         53,235
     6,848    Philips Electronics NV ...........................      1,150,681
    19,280    Vendex International NV ..........................        317,323
    38,996    VNU NV ...........................................      2,296,755
    12,845    World Online International NV ....................        287,004
                                                                   ------------
                                                                      9,600,593
                                                                   ------------
              SINGAPORE-- 1.0%
    66,000    DBS Group Holdings Ltd. ..........................        872,026
                                                                   ------------
              SPAIN-- 1.7%
    59,313    Telefonica SA ....................................      1,498,375
                                                                   ------------
              SWEDEN-- 1.9%
    18,716    Telefonaktiebolaget LM Ericsson AB ...............      1,644,149
                                                                   ------------
              SWITZERLAND-- 2.0%
     2,203    Clariant AG ......................................        829,421
       668    Novartis AG ......................................        913,594
                                                                   ------------
                                                                      1,743,015
                                                                   ------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    COMMON STOCKS-- 96.9% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
              UNITED KINGDOM-- 12.2%
    29,082    Astra Zeneca Group PLC ...........................   $  1,173,317
   248,780    British Aerospace PLC ............................      1,397,013
    78,869    Cable & Wireless PLC .............................      1,480,898
   108,355    Diageo PLC .......................................        827,129
     7,490    Energis PLC ......................................        349,861
    53,231    Glaxo Wellcome PLC ...............................      1,522,605
    47,968    Railtrack Group PLC ..............................        560,534
   160,613    Reed International PLC ...........................      1,175,436
   168,537    Somerfield PLC ...................................        149,221
    97,780    Telewest Communications PLC ......................        751,084
   188,599    Vodafone Group PLC ...............................      1,051,548
                                                                   ------------
                                                                     10,438,646
                                                                   ------------

              TOTAL COMMON STOCKS-- 96.9% (Cost $57,812,502) ...   $ 83,187,240

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 3.1% .....      2,662,040
                                                                   ------------

              NET ASSETS-- 100.0% ..............................   $ 85,849,280
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2000, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund as of March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                    Tait, Weller & Baker

Philadelphia, Pennsylvania
April 28, 2000

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